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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 16, 2001
Date of Report (Date of earliest event reported)

COMPUCREDIT CORPORATION
(Exact name of registrant as specified in its charter)

Georgia (State of incorporation)	0-25751 (Commission file number)	58-2336689 (I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600
Atlanta, Georgia 30346
(Address of principal executive offices including zip code)

(770) 206-6200
(Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Exhibits

  99.1
  Selected information regarding Trust Portfolio

Item 9. Other Events

    Filed as Exhibit 99.1 is certain information that is being distributed to certain investors in the asset-backed securitization market regarding a portfolio of credit card accounts (the "Trust Portfolio") established by CompuCredit Corporation We expressly disclaim any inference that such information is material.

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SIGNATURES

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CompuCredit Corporation
By:	/s/ ROHIT KIRPALANI Rohit Kirpalani Secretary

Dated: July 16, 2001

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 9. Other Events
SIGNATURES